united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 9/30/18

Item 1. Reports to Stockholders.

Grant Park Multi Alternative Strategies Fund

Class A shares: GPAAX	Class C shares: GPACX	Class I shares: GPAIX
Class N shares: GPANX

Grant Park Absolute Return Fund

Class A shares: GPHAX	Class C shares: GPHCX	Class I shares: GPHIX
Class N shares: GPHNX

Annual Report

September 30, 2018

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

Performance Review for the Grant Park Multi Alternative Strategies Fund:

October 1, 2017- September 30, 2018

Grant Park Multi Alternative Strategies Fund Class I GPAIX

Past performance is not guarantee of future results. Source: Morningstar

The fund’s performance during the past 12 months has reflected the impact of multiple factors that have occurred across the global financial and commodities markets. A quarter-by-quarter review provides a summary of the factors that drove Fund performance.

Q4 2017

The Fund’s positive performance of +7.95% for the quarter reflected the increasing enthusiasm about continued economic growth that was shared across the North American, European, and Asian financial markets. Each of the Fund’s strategies produced positive results as global equity markets rose and the United States completed the process of passing comprehensive tax reforms which drove the S&P 500 and Nasdaq to record highs. Interest rate investments were also positive as the Federal Reserve continued to execute its policy of gradually raising interest rates in a sustained manner while it also reduced the size of its expanded balance sheet. The commodities markets were also profitable, in part because of the relative strength of the U.S. dollar.

Q1 2018

The fund’s performance for the quarter was -0.79% during a period when global financial markets, in particular, underwent extraordinarily severe price reversals. Very strong, positive Fund performance of +7.20% during January was virtually eliminated by February’s -6.14% performance and by March’s -1.4% return. The upward rise in prices in the equities markets reversed as prices fell rapidly in February and to a lesser extent in March. Concurrently, the U.S. dollar lost strength relative to its major counterparts. This adversely impacted the results of the Fund’s commodities strategy but produced beneficial results for the fund’s overall currencies positions. For the quarter, the Fund’s short-term interest rates strategy partially offset losses as it benefited from rising interest rate yields.

Q2 2018

The Fund’s performance for the quarter was -2.92% and reflected a continuation of the uncertainty that began to roil the global financials in the preceding quarter. The markets experienced significant increases in volatility due to three factors: the uncertainty of the strength of the global economy, the Federal Reserve’s resolve to raise interest rates several more times this year, and the increased probability the U.S. would simultaneously engage in a tariff-based trade war with all of its major trading partners. The financial markets drove negative performance and the Fund’s commodities and upside capture strategies were able to partially offset the otherwise negative performance.

Q3 2018

The Fund’s performance during the quarter was flat with a return of +0.09%. The chaotic price movements of the previous quarter were replaced with relatively stable prices during the third quarter. Fund performance was positive during July and August before pulling back during September. Positive performance in the equities markets was offset by negative performance in the fixed income markets, where the impact of rising interest rates caused prices to decline. Beyond the U.S., international markets reacted warily to the Turkish currency crisis, further geopolitical uncertainty in the Middle East and to the prospect the European Central Bank intended to raise interest rates in the foreseeable future. Those factors created losses in the European equities markets and in the German fixed income markets. Performance in commodities investments were mixed, where price reversals in the energies sector were offset by price gains in the metals sector.

Distributions

Grant Park Multi Alternative Strategies Fund Dividend & Capital Gains Distributions

Share Class	Record Date	Ex-Dividend Date	Payable Date	Re-Investment Price	Dividend Income	Short-Term Capital Gain	Long-Term Capital Gain	Distribution Total

2017
Class A (GPAAX)	12/15/2017	12/18/2017	12/18/2017	$11.23	$0.0000	$0.0000	$0.1915	$0.1915
Class C (GPACX)	12/15/2017	12/18/2017	12/18/2017	$11.03	$0.0000	$0.0000	$0.1915	$0.1915
Class I (GPAIX)	12/15/2017	12/18/2017	12/18/2017	$11.31	$0.0000	$0.0000	$0.1915	$0.1915
Class N (GPANX)	12/15/2017	12/18/2017	12/18/2017	$11.25	$0.0000	$0.0000	$0.1915	$0.1915

Past distributions are no guarantee of future distributions or performance results.

The overall, one-year performance for the Grant Park Multi Alternative Strategies Fund for the fiscal year ended September 30, 2018 was:

1 Year Return
GPAAX	3.80%
GPAAX (with load)	-2.16%
GPACX	3.00%
GPAIX	4.06%
GPANX	3.80%
Barclays Capital 1-3 Year U.S. Treasury Bond Index	-0.04%
Barclays Capital U.S. Government/Corporate Long Bond Index	-2.88%

Investment Outlook

Our outlook is driven by the expectation that regional central banks – especially in the U.S., the Eurozone, China and Japan – will continue to optimize their monetary policies to address regional priorities. This divergence is significantly different from the orchestrated actions which existed since the financial crisis began in 2008. We believe the key factors driving this directional divergence will be the strength of local economies, changes to interest rates and policy actions related to quantitative easing.

In the U.S., the Federal Reserve accelerated its commitment to raising interest rates in a deliberate, multi-step manner. The relative economic strength of the U.S. economy and the absence of inflationary pressures have allowed the Federal Reserve to announce its interest rate policy, while also demonstrating a resolve to reduce the size of its balance sheet. The financial markets, in particular, continue to adjust to these monetary policies and do not expect the Federal Reserve to deviate from this baseline. The uncertainty about the execution of sustained governmental policy concerning trade and tariffs could continue to contribute to additional uncertainty in the financial and commodities markets.

In the Eurozone, the European Central Bank (ECB) has committed to increasing interest rates and to reduce quantitative easing. The imminent conclusion of the Brexit process could create a series of unexpected consequences, including the replacement of key political leaders in the U.K and continental Europe and fiscal and trade disruptions that could accompany a “no agreement” exit by the United Kingdom.

In China, financial markets have performed poorly under conditions of slowing growth and the disruption of its commercial relationship with the United States. The Chinese government’s aggressive expansion of its military presence could create additional adverse ramifications with the U.S. Japan’s decades-long quantitative easing continues unabated and the national demographics of an aging and shrinking population present insurmountable challenges to the culture and its economy. We believe it is unlikely Japan will raise interest rates or reduce easing measures.

These regional issues are significant and we believe they will continue to drive directionally-divergent political and monetary policies. These factors invariably create economic opportunities across the global financial and commodities markets. The Fund’s price-driven, quantitative investment strategies seek to profit from persistent price trends and from pricing dislocations, which are created as each global economy pursues regional priorities. We feel the need for aggressive risk management will be key to pursuing investment opportunity.

We appreciate your support and commitment to the Fund.

9027-NLD-11/7/2018

Shareholder letter for the Grant Park Absolute Return Fund

October 1, 2017 – September 30, 2018

Performance Review

Fund performance was -10.74% during the period from October 1, 2017 through September 30, 2018, which included extraordinary price reversals that occurred globally on the flash crash of February 5th. January’s positive performance of +1.44% reflected a continuation of the global equity markets’ combination of low volatility and rising prices which began in earnest in November 2016. The following chart of the VIX index illustrates the consistency with which market volatility had fallen since the Fund’s inception. The Fund’s strategies were positioned to continue to profit from the combination of those factors.

Chart: Prepared by Dearborn Capital Management, LLC

As seen on February 5th, the global financial markets reversed directions. Using February 5th volatility-adjusted numbers, the event was very close to the statistics generated by the Crash of 1987.

Comparison of Oct 1987 and Feb 2018 market performance

	Crash of 1987	Flash Crash
		on Feb 5th

50-day volatility preceding event	~ 1.4%	0.57%
200-day volatility preceding event	1.1%	0.47%
Price drop/50-day volatility	14.7 sigma	13.7 sigma
Price drop/200-day volatility	18.5 sigma	16.6 sigma

Table: Prepared by Dearborn Capital Management, LLC

The February 5th flash crash was extraordinary on a volatility-adjusted basis. The Fund’s investment program sizes its positions according to the market’s prevailing volatility. A lookback for any period since the Fund’s inception was approximately 0.50%. The combination of an expectation for continuation of low volatility allowed the investment program to expand the size of its investments across various equity indices. The speed of the flash crash was faster than the investment program’s ability to reduce its long exposure and the negative result was unavoidable.

As seen on the preceding performance chart, the Fund’s monthly performance has generally been muted, owing to the increased volatility in the equity markets.

Distributions

Grant Park Absolute Return Fund Dividend & Capital Gains Distributions

Share Class	Record Date	Ex-Dividend Date	Payable Date	Re-Investment Price	Dividend Income	Short-Term Capital Gain	Long-Term Capital Gain	Distribution Total

2017
Class A (GPHAX)	12/15/2017	12/18/2017	12/18/2017	$11.21	$0.0000	$0.2955	$0.4344	$0.7299
Class C (GPHCX)	12/15/2017	12/18/2017	12/18/2017	$10.95	$0.0000	$0.2955	$0.4344	$0.7299
Class I (GPHIX)	12/15/2017	12/18/2017	12/18/2017	$11.27	$0.0118	$0.2955	$0.4344	$0.7417
Class N (GPHNX)	12/15/2017	12/18/2017	12/18/2017	$11.19	$0.0000	$0.2955	$0.4344	$0.7299

Past distributions are no guarantee of future distributions or performance results.

The overall, one-year performance for the Grant Park Absolute Return Fund for the fiscal year ended September 30, 2018 was:

1 Year Return
GPHAX	-11.06%
GPHAX (with load)	-16.20%
GPHCX	-11.60%
GPHIX	-10.74%
GPHNX	-10.99%
BofA Merrill Lynch 3 Month U.S. Treasury Bill Index	1.53%
Barclay’s Capital 1-3 Year U.S. Treasury Bond Index	-0.04%
Barclays Capital U.S. Government/Corporate Long Bond Index	-2.88%

Investment Outlook

The Adviser’s outlook is guardedly optimistic. The black swan event from February was not repeated during the following seven months, although market volatility did increase. The severity of the negative performance caused the Fund to underperform against its benchmarks for the remainder of the year. The investment program continues to implement the Fund’s trading strategies in a measured manner. Looking forward, the uncertainty created by unexpected international and domestic geopolitical policies and events could produce additional market moves. To the extent those events occur over a period of multiple days and weeks, the Fund should be able to identify reasonable investment opportunities. To the extent the upcoming year includes one or more instantaneous black swan events, the Fund’s performance will reflect the severity of any unexpected move. Generally, rising interest rates in the U.S. and global regions represent both a significant opportunity and risk to equity markets. The Fund anticipates the U.S. and the European Central Bank, in particular, will raise interest rates in a deliberate manner that does not cause excessive restraint on the growth of their constituent economies. Japan appears likely to continue its commitment to providing market liquidity and China will continue to attempt to balance slower economic growth with its domestic priorities and its international trade policies.

We anticipate significant political and policy shifts that should produce opportunities for profitable investing within an environment that demands aggressive risk management.

We appreciate your support and commitment to the Fund.

9035-NLD-11/08/2018

Grant Park Multi Alternative Strategies Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

The Fund’s performance figures* for the periods ended September 30, 2018, as compared to its benchmarks:

		Inception -
		September 30, 2018 **
	One Year	(Annualized)
Grant Park Multi Alternative Strategies Fund - Class A	3.80%	3.53%
Grant Park Multi Alternative Strategies Fund - Class A with load	(2.16)%	2.24%
Grant Park Multi Alternative Strategies Fund - Class C	3.00%	2.77%
Grant Park Multi Alternative Strategies Fund - Class I	4.06%	3.80%
Grant Park Multi Alternative Strategies Fund - Class N	3.80%	3.57%
Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index	(0.04)%	0.57%
Bloomberg Barclays U.S. Government/Corporate Long Bond Index	(2.88)%	5.45%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Class N returns are calculated using the traded NAV on September 28, 2018. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 2.02% for Class A shares, 2.77% for Class C shares, 1.77% for Class I shares, and 2.02% for Class N shares per the Fund’s Prospectus dated January 29, 2018. Class A Shares are subject to a maximum deferred sales charge of 1.00%. Redemptions made within 60 days of purchase of any share class may be assessed a redemption fee of 1.00%. The Fund’s advisor has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-855-501-4758.

**	Inception date is December 31, 2013.

The Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years. Investors can not invest directly in an index.

The Bloomberg Barclays U.S. Government/Corporate Long Bond Index measures the performance of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate bonds with maturities longer than 10 years. Investors can not invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Grant Park Multi Alternative Strategies Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
September 30, 2018

Portfolio Composition as of September 30, 2018
Holdings by type of investment	% of Net Assets at Value
Bonds & Notes	53.1%
Short-Term Investment	16.4%
Exchange Traded Funds	16.0%
U.S. Treasury Obligations	4.0%
Closed-End Fund	0.5%
Other Assets Less Liabilities - Net	10.0%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Derivative exposure is included in Other Assets Less Liabilities - Net.

Grant Park Absolute Return Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

The Fund’s performance figures* for the periods ended September 30, 2018, as compared to its benchmarks:

		Inception -
		September 30, 2018**
	One Year	(Annualized)
Grant Park Absolute Return Fund - Class A	(11.06)%	0.62%
Grant Park Absolute Return Fund - Class A with load	(16.20)%	(1.11)%
Grant Park Absolute Return Fund - Class C	(11.60)%	(0.16)%
Grant Park Absolute Return Fund - Class I	(10.74)%	0.86%
Grant Park Absolute Return Fund - Class N	(10.99)%	0.59%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.59%	0.74%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 3.93% for Class A shares, 4.71% for Class C shares, 5.08% for Class I shares, and 8.80% for Class N shares per the Fund’s Prospectus dated January 29, 2018. Class A Shares are subject to a maximum deferred sales charge of 1.00%. Redemptions made within 60 days of purchase of any share class may be assessed a redemption fee of 1.00%. The Fund’s advisor has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-855-501-4758.

**	Inception date is April 30, 2015.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the fund expenses, including sales charges if applicable. Investors can not invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Grant Park Absolute Return Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
September 30, 2018

Portfolio Composition as of September 30, 2018
Holdings by type of investment	% of Net Assets at Value
Short-Term Investment	94.0%
Other Assets Less Liabilities - Net	6.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Derivative exposure is included in Other Assets Less Liabilities - Net.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

September 30, 2018

Shares		Fair Value
	CLOSED-END FUND - 0.5%
98,000	Eaton Vance Limited Duration Income Fund (Cost - $1,231,860)	$1,242,640

	EXCHANGE TRADED FUNDS - 16.0%
	DEBT FUNDS - 4.2%
160,000	Highland/iBoxx Senior Loan ETF	2,920,800
95,000	Invesco Preferred ETF	1,360,400
74,000	iShares US Preferred Stock ETF	2,747,620
128,000	SPDR Bloomberg Barclays Short Term High Yield ETF	3,531,520
		10,560,340
	EQUITY FUNDS - 11.8%
10,391	iShares Core S&P 500 ETF	3,041,757
41,327	iShares MSCI ACWI ETF	3,068,943
61,573	iShares MSCI ACWI ex US ETF	2,936,416
43,507	iShares MSCI EAFE ETF	2,958,041
46,409	iShares MSCI EAFE Small-Cap ETF	2,890,353
64,488	iShares MSCI Emerging Markets ETF	2,767,825
18,802	iShares Russell 1000 ETF	3,040,471
18,055	iShares Russell 2000 ETF	3,043,170
13,790	iShares Russell Mid-Cap ETF	3,040,695
37,152	iShares U.S. Real Estate ETF	2,972,903
		29,760,574

	TOTAL EXCHANGE TRADED FUNDS (Cost - $31,543,725)	40,320,914

		Coupon Rate
Par Value		(%)	Maturity
	BONDS & NOTES - 53.1%
	AUTO MANUFACTURERS - 1.7%
$4,405,000	General Motors Financial Co., Inc.	3.700	11/24/2020	4,428,079

	BANKS - 15.2%
4,000,000	Bank of America Corp.	2.600	1/15/2019	3,999,534
4,000,000	Bank of Montreal	2.100	6/15/2020	3,935,880
5,000,000	Branch Banking & Trust Co.	2.100	1/15/2020	4,941,338
5,000,000	Citigroup, Inc.	2.450	1/10/2020	4,957,891
5,000,000	Fifth Third Bank	2.200	10/30/2020	4,894,843
5,375,000	Goldman Sachs Group, Inc.	2.600	4/23/2020	5,322,753
2,700,000	Huntington Bancshares, Inc.	3.150	3/14/2021	2,678,176
5,035,000	JPMorgan Chase & Co.	6.300	4/23/2019	5,135,108
2,200,000	Wells Fargo & Co.	4.600	4/1/2021	2,263,200
				38,128,723
	BEVERAGES - 1.0%
2,500,000	Anheuser-Busch InBev Worldwide, Inc.	2.500	7/15/2022	2,416,003

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

		Coupon Rate
Par Value		(%)	Maturity	Fair Value
	COMPUTERS - 0.6%
$1,576,000	Hewlett Packard Enterprise Co.	2.850	10/5/2018	$1,576,060

	DIVERSIFIED FINANCIAL SERVICES - 0.6%
1,400,000	American Express Credit Corp.	8.125	5/20/2019	1,447,180

	HOUSEWARES - 0.4%
939,000	Newell Brands, Inc.	2.600	3/29/2019	937,746

	RETAIL - 1.1%
3,000,000	CVS Health Corp.	2.125	6/1/2021	2,897,530

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 32.5%
3,000,000	Federal Farm Credit Banks	1.110	10/15/2018	2,998,569
3,000,000	Federal Farm Credit Banks	1.340	11/30/2018	2,995,748
5,000,000	Federal Farm Credit Banks	1.180	8/1/2019	4,943,810
2,000,000	Federal Farm Credit Banks	1.520	2/3/2020	1,968,438
1,500,000	Federal Farm Credit Banks	2.120	9/28/2020	1,468,847
3,000,000	Federal Farm Credit Banks	2.000	7/19/2021	2,913,692
2,366,000	Federal Farm Credit Banks	1.990	8/23/2021	2,293,192
6,000,000	Federal Home Loan Banks	1.125	7/11/2019	5,934,498
10,000,000	Federal Home Loan Banks	1.750	7/13/2020	9,815,345
1,900,000	Federal Home Loan Banks	1.960	8/17/2021	1,840,505
2,000,000	Federal Home Loan Mortgage Corp.	1.300	5/24/2019	1,984,097
7,500,000	Federal Home Loan Mortgage Corp.	1.300	8/23/2019	7,411,793
5,000,000	Federal Home Loan Mortgage Corp.	1.300	9/20/2019	4,935,700
2,500,000	Federal Home Loan Mortgage Corp.	1.700	6/29/2020	2,454,133
4,000,000	Federal Home Loan Mortgage Corp.	1.450	8/10/2020	3,901,084
2,000,000	Federal Home Loan Mortgage Corp.	1.500	8/28/2020	1,950,728
2,500,000	Federal Home Loan Mortgage Corp.	2.150	11/24/2021	2,438,048
3,500,000	Federal National Mortgage Association	1.120	10/26/2018	3,497,394
1,500,000	Federal National Mortgage Association	1.250	2/26/2019	1,493,637
2,000,000	Federal National Mortgage Association	1.270	2/26/2019	1,991,838
3,175,000	Federal National Mortgage Association	1.250	6/28/2019	3,145,280
6,000,000	Federal National Mortgage Association	1.125	7/26/2019	5,929,092
2,000,000	Federal National Mortgage Association	1.875	10/30/2020	1,957,385
1,500,000	Federal National Mortgage Association	2.000	7/26/2021	1,458,668
				81,721,521

	TOTAL BONDS & NOTES (Cost - $133,742,374)			133,552,842

	U.S. TREASURY OBLIGATIONS - 4.0%
10,000,000	United States Treasury Bill, 1.97% due 11/8/2018 * (Cost - $9,979,048)			9,979,048

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

Shares		Fair Value
	SHORT-TERM INVESTMENT - 16.4%
	MONEY MARKET FUND - 16.4%
41,465,453	Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, to yield 1.92% **	$41,465,453
	TOTAL SHORT-TERM INVESTMENT - (Cost - $41,465,453)

	TOTAL INVESTMENTS - 90.0% (Cost - $217,962,460)	$226,560,897
	OTHER ASSETS LESS LIABILITIES - NET - 10.0%	25,049,288
	NET ASSETS - 100.0%	$251,610,185

*	Represents yield to maturity.

**	Money Market Fund; Interest rate reflects seven-day effective yield on September 30, 2018. A portion represents positions held in GPMAS Fund Limited.

ETF	Exchange Traded Fund

LONG FUTURES CONTRACTS

				Unrealized
Long Contracts	Description	Expiration	Notional Value	Appreciation/(Depreciation)
104	10 YR Mini JBG Future	December 2018	13,741,533	$(25,989)
196	3 Mo Euribor	June 2020	56,845,247	(51,895)
74	3 Mo EuroYen TFX	June 2019	16,270,260	821
1,004	3 YR AUD Government Bond	December 2018	80,828,802	(156,970)
3,198	90-Day Bank Bill	June 2019	2,302,727,319	(168,611)
44	Brent Crude Future +	December 2018	3,640,120	161,920
100	Cocoa +	December 2018	2,057,000	(218,300)
115	Crude Oil Future +	November 2018	8,423,750	411,400
132	Dollar Index Future	December 2018	12,505,284	17,028
2,183	Euro CHF 3 Mo ICE	September 2019	562,343,750	32,084
189	Euro-Bund Future	December 2018	34,858,163	(380,142)
66	Feeder Cattle +	November 2018	5,215,650	41,825
67	Live Cattle +	December 2018	3,185,180	47,110
181	FTSE 100 Index Future	December 2018	17,670,632	381,177
32	Gasoline RBOB +	November 2018	2,803,181	6,888
170	Gold +	December 2018	20,335,400	(490,020)
123	Low Sulphur Gas Oil Future +	November 2018	8,908,275	247,300
2	LME Zinc Future +	December 2018	131,100	11,263
617	Mexican Peso Future	December 2018	16,285,715	90,855
215	Mini MSCI Emerging Markets Index Future	December 2018	11,284,275	414,950
99	Nasdaq 100 E-Mini Future	December 2018	15,157,395	189,090
278	Natural Gas Future +	November 2018	8,362,240	66,000
424	Nikkei 225 (SGX)	December 2018	45,065,282	3,383,349
9	NY Harbor ULSD Futures +	November 2018	887,733	(3,398)
17	Oat Future +	December 2018	225,038	(363)
1	Palladium Future +	December 2018	107,280	7,900
303	S&P 500 E-mini Future	December 2018	44,222,850	393,900

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

LONG FUTURES CONTRACTS (Continued)

				Unrealized
Long Contracts	Description	Expiration	Notional Value	Appreciation/(Depreciation)
51	S&P Mid 400 E-mini	December 2018	10,328,520	$(65,535)
13	Silver Future +	December 2018	956,280	10,455
21	Soybean Future +	November 2018	887,775	(3,000)
14	Soybean Oil Future +	December 2018	243,516	(1,248)
258	SPI 200 Future	December 2018	28,906,763	131,275
148	Swiss Franc Future	December 2018	19,025,400	(348,750)
38	US 10 Yr Future	December 2018	4,513,688	(64,125)
120	US Long Bond Future	December 2018	16,860,000	(349,328)
91	World Sugar #11 +	March 2019	1,141,504	(134,378)
	Net Unrealized Appreciation from Open Long Futures Contracts			$3,584,538

SHORT FUTURES CONTRACTS

Short				Unrealized
Contracts	Description	Expiration	Notional Value	Appreciation/(Depreciation)
137	10 YR Mini JBG Future	December 2018	18,101,827	$15,515
2,340	3 Mo Sterling	June 2020	376,323,775	(105,888)
5,967	90 Day Euro$ Future	June 2020	1,444,461,525	2,498,738
67	Aust 10 YR Bond Future	December 2018	6,246,518	(48,904)
206	Australian Dollar Future	December 2018	14,887,620	(173,320)
124	British Pound Future	December 2018	10,141,650	(85,250)
260	Canadian Dollar Future	December 2018	20,151,300	(274,700)
72	Canola Future +	November 2018	554,009	(13,370)
26	Cocoa +	December 2018	534,820	56,410
47	Coffee Futures +	December 2018	1,805,681	144,863
41	Corn Future +	December 2018	730,313	(1,300)
168	Cotton +	December 2018	6,415,080	277,940
50	DAX Index Future	December 2018	17,773,141	(209,137)
127	Euro Fx Future	December 2018	18,545,175	(35,681)
146	Euro-Bobl Future	December 2018	22,163,992	(22,249)
409	Euro-Schatz Future	December 2018	53,099,146	7,633
151	Frozen Concentrated OJ +	November 2018	3,343,140	50,535
457	Japanese Yen Future	December 2018	50,578,475	855,750
37	LME Nickel Future +	December 2018	2,795,424	59,754
26	LME Primary Aluminum Future +	December 2018	1,349,075	(12,350)
2	LME Zinc Future +	December 2018	131,100	(12,800)
95	Long Gilt Future	December 2018	14,982,637	(10,980)
284	New Zealand Dollar Future	December 2018	18,832,040	(216,940)
9	NY Harbor ULSD Futures +	November 2018	887,733	(47,368)
14	Platinum Future +	January 2019	575,680	4,060

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

SHORT FUTURES CONTRACTS (Continued)

Short				Unrealized
Contracts	Description	Expiration	Notional Value	Appreciation/(Depreciation)
63	Rough Rice Futures +	January 2019	1,257,480	$(150)
13	Silver Future +	December 2018	956,280	4,030
100	Soybean Meal +	December 2018	3,090,000	31,870
54	Soybean Oil Future +	December 2018	939,276	(29,484)
230	US 10 Yr Future	December 2018	27,319,688	84,375
442	US 5 Yr Note	December 2018	49,714,641	194,094
	Net Unrealized Appreciation from Open Short Futures Contracts			$2,985,696

	Total Net Unrealized Appreciation from Open Futures Contracts			$6,570,234

+	This investment is a holding of GPMAS Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Absolute Return Fund

PORTFOLIO OF INVESTMENTS

September 30, 2018

Shares		Fair Value
	SHORT-TERM INVESTMENT - 94.0%
	MONEY MARKET FUND - 94.0%
11,402,685	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, to yield 1.92% *	$11,402,685
	TOTAL SHORT-TERM INVESTMENT (Cost - $11,402,685)

	TOTAL INVESTMENTS - 94.0% (Cost - $11,402,685)	$11,402,685
	OTHER ASSETS LESS LIABILITIES - NET - 6.0%	729,052
	NET ASSETS - 100.0%	$12,131,737

*	Money Market Fund; Interest rate reflects seven-day effective yield on September 30, 2018.

LONG FUTURES CONTRACTS

Long				Unrealized
Contracts	Description	Expiration	Notional Value	Appreciation/(Depreciation)
67	Euro Stoxx 50	December 2018	2,635,782	$(3,485)
5	FTSE 100 Index	December 2018	488,139	1,011
10	Nasdaq 100 E-Mini Future	December 2018	1,531,050	6,000
19	S&P E-mini Future	December 2018	2,773,050	(20,475)
Net Unrealized Depreciation from Open Long Futures Contracts				$(16,949)

SHORT FUTURES CONTRACTS

Short				Unrealized
Contracts	Description	Expiration	Notional Value	Appreciation/(Depreciation)
4	DAX Index	December 2018	1,421,851	$17,898
Net Unrealized Appreciation from Open Short Futures Contracts				$17,898

Total Net Unrealized Appreciation from Open Futures Contracts				$949

The accompanying notes are an integral part of these financial statements.

Grant Park Funds

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2018

	Grant Park Multi Alternative	Grant Park Absolute
	Strategies Fund	Return Fund
Assets
Investment securities:
Securities at cost	$217,962,460	$11,402,685
Securities at fair value	$226,560,897	$11,402,685
Cash	40,729	—
Receivable for securities sold	226,961	—
Deposit at Broker for futures contracts	17,913,142	733,094
Net unrealized appreciation from open futures contracts	6,570,234	949
Receivable for Fund shares sold	52,375	3,891
Receivable due from Advisor	—	14,966
Dividends and interest receivable	940,911	15,518
Prepaid expenses and other assets	42,418	19,462
Total Assets	252,347,667	12,190,565

Liabilities
Payable for Fund shares redeemed	388,241	10,715
Investment advisory fees payable	248,119	—
Payable to related parties	36,970	16,977
Distribution (12b-1) fees payable	20,812	577
Accrued expenses and other liabilities	43,340	30,559
Total Liabilities	737,482	58,828
NET ASSETS	$251,610,185	$12,131,737

Net Assets Consist of:
Paid in capital ($0 par value, unlimited shares authorized)	$251,324,329	$18,561,657
Accumulated net investment income (loss)	(7,645,965)	17,242
Accumulated net realized loss from security transactions and open futures contracts	(7,141,026)	(6,454,281)
Net unrealized appreciation of investments and open future contracts	15,072,847	7,119
NET ASSETS	$251,610,185	$12,131,737

The accompanying notes are an integral part of these financial statements.

Grant Park Funds

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

September 30, 2018

	Grant Park Multi Alternative	Grant Park Absolute
	Strategies Fund	Return Fund
Net Asset Value Per Share:
Class A Shares
Net Assets	$23,985,700	$252,829
Shares of beneficial interest outstanding	2,203,406	27,306
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$10.89	$9.26
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (b)	$11.55	$9.82

Class C Shares
Net Assets	$14,125,982	$581,474
Shares of beneficial interest outstanding	1,329,212	64,608
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.63	$9.00

Class I Shares
Net Assets	$194,780,826	$11,296,413
Shares of beneficial interest outstanding	17,736,520	1,210,333
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.98	$9.33

Class N Shares
Net Assets	$18,717,677	$1,021
Shares of beneficial interest outstanding	1,716,442	110
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.90	$9.25	*

*	NAV does not recalculate due to rounding of shares.

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Grant Park Funds

STATEMENTS OF OPERATIONS

For The Year Ended September 30, 2018

	Grant Park Multi Alternative	Grant Park Absolute Return
	Strategies Fund	Fund
Investment Income
Dividends	$3,637,769	$260,891
Interest	1,772,406	107,927
Total Investment Income	5,410,175	368,818

Expenses
Investment advisory fees	3,306,641	365,141
Distribution (12b-1) fees:
Class A	65,152	2,989
Class C	139,565	4,377
Class N	73,314	5
Administrative services fees	255,384	47,571
Shareholder service fees	222,760	7,722
Transfer agent fees	143,500	47,871
Registration fees	75,895	66,506
Accounting services fees	74,378	42,702
Printing and postage expenses	63,465	11,941
Audit Fees	36,088	28,270
Custodian fees	33,075	5,576
Compliance officer fees	31,524	17,607
Legal Fees	21,445	26,650
Trustees fees and expenses	19,543	22,200
Insurance expense	7,270	—
Other expenses	6,164	7,901
Total Expenses	4,575,163	705,029
Less: Fees waived by the Advisor	—	(298,983)
Net Expenses	4,575,163	406,046
Net Investment Income (Loss)	835,012	(37,228)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	92,837	(314,904)
Future commissions	(1,027,159)	(172,222)
Futures contracts	5,690,030	(3,840,733)
	4,755,708	(4,327,859)
Net change in unrealized appreciation (depreciation) of:
Investments	(592,083)	33,864
Foreign currency translations	(73,952)	(3,214)
Futures contracts	6,068,214	(79,144)
	5,402,179	(48,494)
Net Realized and Unrealized Gain (Loss)	10,157,887	(4,376,353)

Net Increase (Decrease) in Net Assets Resulting From Operations	$10,992,899	$(4,413,581)

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017

From Operations
Net investment income (loss)	$835,012	$(129,501)
Net realized gain (loss) from investment transactions and futures contracts	4,755,708	(9,761,988)
Distributions of capital gains from underlying investments	—	7,676
Net change in unrealized appreciation (depreciation) of investments and futures contracts	5,402,179	(935,584)
Net increase (decrease) in net assets resulting from operations	10,992,899	(10,819,397)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(407,919)	—
Class C	(219,004)	—
Class I	(3,540,820)	—
Class N	(646,291)	—
From net investment income:
Class A	—	(649,756)
Class C	—	(114,803)
Class I	—	(3,124,998)
Class N	—	(571,875)
Net decrease in net assets from distributions to shareholders	(4,814,034)	(4,461,432)

Capital Transactions
Class A:
Proceeds from shares sold	9,736,738	14,466,543
Proceeds from fund reorganization	—	3,110,010
Net asset value of shares issued in reinvestment of distributions	388,701	556,109
Redemption fee proceeds	1,364	4,464
Payments for shares redeemed	(20,625,374)	(25,364,920)
Net decrease from capital transactions	(10,498,571)	(7,227,794)

Class C:
Proceeds from shares sold	4,511,789	2,477,745
Proceeds from fund reorganization	—	2,879,057
Net asset value of shares issued in reinvestment of distributions	208,208	109,946
Redemption fee proceeds	749	1,086
Payments for shares redeemed	(3,217,238)	(2,226,501)
Net increase from capital transactions	1,503,508	3,241,333

Class I:
Proceeds from shares sold	79,949,250	76,708,771
Proceeds from fund reorganization	—	14,464,138
Net asset value of shares issued in reinvestment of distributions	3,256,770	2,799,343
Redemption fee proceeds	11,460	19,160
Payments for shares redeemed	(87,486,214)	(73,210,094)
Net increase (decrease) from capital transactions	(4,268,734)	20,781,318

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017

Capital Transactions (Continued)
Class N:
Proceeds from shares sold	$4,196,887	$12,630,674
Proceeds from fund reorganization	—	1,251,493
Net asset value of shares issued in reinvestment of distributions:	586,938	523,224
Redemption fee proceeds	1,678	4,103
Payments for shares redeemed	(24,374,915)	(20,109,163)
Net decrease from capital transactions	(19,589,412)	(5,699,669)

Total Increase (Decrease) in Net Assets From Capital Transactions	(32,853,209)	11,095,188

Net Assets
Beginning of Year	278,284,529	282,470,170
End of Year *	$251,610,185	$278,284,529
*Includes accumulated net investment loss of:	$(7,645,965)	$(16,103,432)

SHARE ACTIVITY
Class A:
Shares Sold	860,239	1,365,889
Shares Sold from reorganization	—	287,824
Shares Reinvested	34,613	53,991
Shares Redeemed	(1,839,092)	(2,389,908)
Net decrease in shares of beneficial interest outstanding	(944,240)	(682,204)

Class C:
Shares Sold	407,536	235,645
Shares Sold from reorganization	—	270,769
Shares Reinvested	18,877	10,790
Shares Redeemed	(296,006)	(211,713)
Net increase in shares of beneficial interest outstanding	130,407	305,491

Class I:
Shares Sold	7,038,567	7,160,373
Shares Sold from reorganization	—	1,330,501
Shares Reinvested	287,955	270,730
Shares Redeemed	(7,805,688)	(6,896,081)
Net increase (decrease) in shares of beneficial interest outstanding	(479,166)	1,865,523

Class N:
Shares Sold	371,045	1,183,286
Shares Sold from reorganization	—	115,616
Shares Reinvested	52,172	50,749
Shares Redeemed	(2,133,493)	(1,915,166)
Net decrease in shares of beneficial interest outstanding	(1,710,276)	(565,515)

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Absolute Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017

From Operations
Net investment income (loss)	$(37,228)	$10,715
Net realized loss from investment transactions and futures contracts	(4,327,859)	(61,986)
Distributions of capital gains from underlying investments	—	109
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(48,494)	49,175
Net decrease in net assets resulting from operations	(4,413,581)	(1,987)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(92,225)	(36)
Class C	(18,991)	(36)
Class I	(1,878,357)	(72,132)
Class N	(227)	(36)
From net investment income:
Class I	(30,366)	—
Net decrease in net assets from distributions to shareholders	(2,020,166)	(72,240)

Capital Transactions
Class A:
Proceeds from shares sold	2,232,053	3,234,417
Net asset value of shares issued in reinvestment of distributions	56,220	36
Redemption fee proceeds	790	23
Payments for shares redeemed	(4,742,263)	(301,793)
Net increase (decrease) from capital transactions	(2,453,200)	2,932,683

Class C:
Proceeds from shares sold	607,513	131,501
Net asset value of shares issued in reinvestment of distributions	18,991	36
Redemption fee proceeds	265	—
Payments for shares redeemed	(82,223)	—
Net increase from capital transactions	544,546	131,537

Class I:
Proceeds from shares sold	20,773,623	19,285,767
Net asset value of shares issued in reinvestment of distributions	1,862,153	72,132
Redemption fee proceeds	17,456	188
Payments for shares redeemed	(26,413,164)	(192,678)
Net increase (decrease) from capital transactions	(3,759,932)	19,165,409

The accompanying notes are an integral part of these financial statements.

Grant Park Absolute Return Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017

Class N:
Proceeds from shares sold	2,500	—
Net asset value of shares issued in reinvestment of distributions	227	36
Redemption fee proceeds	1	—
Payments for shares redeemed	(2,150)	—
Net increase from capital transactions	578	36

Total Increase (Decrease) in Net Assets From Capital Transactions	(5,668,008)	22,229,665
Net Assets
Beginning of Year	$24,233,492	$2,078,054
End of Year *	$12,131,737	$24,233,492
*Includes accumulated net investment income of:	$17,242	$17,912

SHARE ACTIVITY
Class A:
Shares Sold	195,656	288,547
Shares Reinvested	5,015	4
Shares Redeemed	(435,217)	(26,799)
Net increase (decrease) in shares of beneficial interest outstanding	(234,546)	261,752

Class C:
Shares Sold	59,708	12,066
Shares Reinvested	1,734	4
Shares Redeemed	(9,004)	—
Net increase in shares of beneficial interest outstanding	52,438	12,070

Class I:
Shares Sold	1,840,662	1,712,845
Shares Reinvested	165,231	7,093
Shares Redeemed	(2,697,877)	(17,321)
Net increase (decrease) in shares of beneficial interest outstanding	(691,984)	1,702,617

Class N:
Shares Sold	207	—
Shares Reinvested	20	4
Shares Redeemed	(221)	—
Net increase in shares of beneficial interest outstanding	6	4

The accompanying notes are an integral part of these financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
		Year Ended		Year Ended		Year Ended		Period Ended
	Year Ended	September 30,		September 30,		September 30,		September 30,
	September 30, 2018	2017		2016		2015		2014 (1)

Net asset value, beginning of period	$10.67	$11.23		$10.78		$10.58		$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.01	(0.02)		(0.05)		(0.10)		0.61
Net realized and unrealized gain (loss)	0.40	(0.36)		0.64		0.65		(0.03)
Total from investment operations	0.41	(0.38)		0.59		0.55		0.58
Less distributions from:
Net investment income	—	(0.18)		(0.06)		(0.35)		—
Net realized gains	(0.19)	—		(0.08)		—		—
Total distributions	(0.19)	(0.18)		(0.14)		(0.35)		—
Paid-in-capital from redemption fees (3)	0.00	0.00		0.00		0.00		0.00
Net asset value, end of period	$10.89	$10.67		$11.23		$10.78		$10.58
Total return (4)	3.80%	(3.36)%		5.56%		5.23%		5.80	% (5)
Net assets, at end of period (000s)	$23,986	$33,575		$43,005		$23,547		$3,076
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6)	1.78%	1.81	% (8)	1.80	% (8)	1.82	% (8)	4.23	% (7,8)
Ratio of net expenses to average net assets, including interest expense	1.78%	1.83%		1.83%		1.82%		1.97	% (7)
Ratio of net investment income (loss) to average net assets	0.08%	(0.22)%		(0.50)%		(0.87)%		7.87	% (7)
Portfolio Turnover Rate	89%	51%		17%		129%		0	% (5)

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses for the year ended September 30, 2015 and the period ended September 30, 2014, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross expenses to average net assets, excluding interest expense are 1.80%, 1.79%, 1.81%, and 4.22%, for the years ended September 30, 2017, 2016 and 2015, and the period ended September 30, 2014, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class C
	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
	September 30,	September 30,		September 30,		September 30,		September 30,
	2018	2017		2016		2015		2014 (1)

Net asset value, beginning of period	$10.50	$11.08		$10.68		$10.53		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.06)	(0.09)		(0.12)		(0.18)		0.72
Net realized and unrealized gain (loss)	0.38	(0.37)		0.62		0.65		(0.19)
Total from investment operations	0.32	(0.46)		0.50		0.47		0.53
Less distributions from:
Net investment income	—	(0.12)		(0.02)		(0.32)		—
Net realized gains	(0.19)	—		(0.08)		—		—
Total distributions	(0.19)	(0.12)		(0.10)		(0.32)		—
Paid-in-capital from redemption fees (3)	0.00	0.00		0.00		0.00		0.00
Net asset value, end of period	$10.63	$10.50		$11.08		$10.68		$10.53
Total return (4)	3.00%	(4.08)%		4.71%		4.52%		5.30	% (5)
Net assets, at end of period (000s)	$14,126	$12,582		$9,897		$4,510		$891
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6)	2.53%	2.56	% (8)	2.54	% (8)	2.59	% (8)	4.63	% (7,8)
Ratio of net expenses to average net assets, including interest expense	2.53%	2.58%		2.58%		2.59%		2.72	% (7)
Ratio of net investment income (loss) to average net assets	(0.56)%	(0.85)%		(1.08)%		(1.64)%		9.22	% (7)
Portfolio Turnover Rate	89%	51%		17%		129%		0	% (5)

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses for the year ended September 30, 2015 and the period ended September 30, 2014, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross expenses to average net assets, excluding interest expense are 2.56%, 2.53%, 2.58%, and 4.62%, for the years ended Semptember 30, 2017, 2016 and 2015, and the period ended September 30, 2014, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
	September 30,	September 30,		September 30,		September 30,		September 30,
	2018	2017		2016		2015		2014 (1)

Net asset value, beginning of period	$10.73	$11.29		$10.84		$10.61		$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.05	0.01		0.00	(3)	(0.07)		(0.19)
Net realized and unrealized gain (loss)	0.39	(0.37)		0.61		0.65		0.80
Total from investment operations	0.44	(0.36)		0.61		0.58		0.61
Less distributions from:
Net investment income	—	(0.20)		(0.08)		(0.35)		—
Net realized gains	(0.19)	—		(0.08)		—		—
Total distributions	(0.19)	(0.20)		(0.16)		(0.35)		—
Paid-in-capital from redemption fees (3)	0.00	0.00		0.00		0.00		0.00
Net asset value, end of period	$10.98	$10.73		$11.29		$10.84		$10.61
Total return (4)	4.06%	(3.14)%		5.70%		5.59%		6.10	% (5)
Net assets, at end of period (000s)	$194,781	$195,509		$184,654		$77,087		$13,259
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6)	1.53%	1.56	% (8)	1.55	% (8)	1.59	% (8)	4.71	% (7,8)
Ratio of net expenses to average net assets, including interest expense	1.53%	1.58%		1.58%		1.59%		1.72	% (7)
Ratio of net investment income (loss) to average net assets	0.41%	0.08%		0.01%		(0.67)%		(2.51	)% (7)
Portfolio Turnover Rate	89%	51%		17%		129%		0	% (5)

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses for the years ended September 30, 2015 and the period ended September 30, 2014, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross expenses to average net assets, excluding interest expense are 1.56%, 1.54%, 1.58%, and 4.70%, for the years ended September 30, 2017, 2016 and 2015, and the period ended September 30, 2014, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class N
	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
	September 30,	September 30,		September 30,		September 30,		September 30,
	2018	2017		2016		2015		2014 (1)

Net asset value, beginning of period	$10.69	$11.25		$10.81		$10.59		$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.01	(0.03)		(0.02)		(0.10)		0.14
Net realized and unrealized gain (loss)	0.39	(0.35)		0.61		0.66		0.45
Total from investment operations	0.40	(0.38)		0.59		0.56		0.59
Less distributions from:
Net investment income	—	(0.18)		(0.07)		(0.34)		—
Net realized gains	(0.19)	—		(0.08)		—		—
Total distributions	(0.19)	(0.18)		(0.15)		(0.34)		—
Paid-in-capital from redemption fees (3)	0.00	0.00		0.00		0.00		0.00
Net asset value, end of period	$10.90	$10.69		$11.25		$10.81		$10.59
Total return (4)	3.80%	(3.35)%		5.48%		5.39%		5.90	% (5)
Net assets, at end of period (000s)	$18,718	$36,619		$44,914		$13,017		$1,989
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6)	1.78%	1.81	% (8)	1.80	% (8)	1.83	% (8)	4.20	% (7,8)
Ratio of net expenses to average net assets, including interest expense	1.78%	1.83%		1.84%		1.83%		1.97	% (7)
Ratio of net investment income (loss) to average net assets	0.06%	(0.24)%		(0.20)%		(0.91)%		1.87	% (7)
Portfolio Turnover Rate	89%	51%		17%		129%		0	% (5)

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses for the year ended September 30, 2015 and the period ended September 30, 2014, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross expenses to average net assets, excluding interest expense are 1.81%, 1.81%, 1.82%, and 4.19%, for the years ended September 30, 2017, 2016 and 2015 and the period ended September 30, 2014, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Absolute Return Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class A
	Year Ended	Year Ended	Year Ended		Period Ended
	September 30,	September 30,	September 30,		September 30,
	2018	2017	2016		2015 (1)

Net asset value, beginning of period	$11.09	$10.35	$9.60		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.07)	0.01	(0.11)		(0.08)
Net realized and unrealized gain (loss)	(1.04)	1.09	0.86		(0.32)
Total from investment operations	(1.11)	1.10	0.75		(0.40)
Less distributions from:
Net realized gains	(0.73)	(0.36)	—		—
Total distributions	(0.73)	(0.36)	—		—
Paid-in-capital from redemption fees	0.01	0.00 (3)	—		—
Net asset value, end of period	$9.26	$11.09	$10.35		$9.60
Total return (4)	(11.06)%	10.97%	7.81%		(4.00	)% (6)
Net assets, at end of period (5)	$252,829	$2,904,103	$1,035		$960
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (7)	3.04%	3.76%	7.65	% (9)	9.43	% (8)
Ratio of net expenses to average net assets, including interest expense	1.89%	1.89%	1.92%		1.83	% (8)
Ratio of net investment income (loss) to average net assets	(0.66)%	0.13%	(1.09)%		(1.83	)% (8)
Portfolio Turnover Rate	72%	0%	0%		173	% (6)

(1)	The Grant Park Absolute Return Fund commenced operations April 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total return represents aggregate total return based on Net Asset Value. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Actual net assets, not truncated.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(8)	Annualized for periods less than one full year.

(9)	Ratios of gross expenses to average net assets, excluding interest expense is 7.62%.

The accompanying notes are an integral part of these financial statements.

Grant Park Absolute Return Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class C
	Year Ended	Year Ended	Year Ended		Period Ended
	September 30,	September 30,	September 30,		September 30,
	2018	2017	2016		2015 (1)

Net asset value, beginning of period	$10.86	$10.24	$9.57		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.07)	0.06	(0.19)		(0.10)
Net realized and unrealized gain (loss)	(1.07)	0.92	0.86		(0.33)
Total from investment operations	(1.14)	0.98	0.67		(0.43)
Less distributions from:
Net realized gains	(0.73)	(0.36)	—		—
Total distributions	(0.73)	(0.36)	—		—
Paid-in-capital from redemption fees	0.01	0.00 (3)	—		—
Net asset value, end of period	$9.00	$10.86	$10.24		$9.57
Total return (4)	(11.60)%	9.89%	7.00%		(4.30	)% (6)
Net assets, at end of period (5)	$581,474	$132,191	$1,024		$957
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (7)	4.28%	4.54%	8.46	% (9)	10.20	% (8)
Ratio of net expenses to average net assets, including interest expense	2.64%	2.64%	2.66%		2.56	% (8)
Ratio of net investment income (loss) to average net assets	(0.73)%	0.52%	(1.94)%		(2.53	)% (8)
Portfolio Turnover Rate	72%	0%	0%		173	% (6)

(1)	The Grant Park Absolute Return Fund commenced operations April 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Actual net assets, not truncated.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(8)	Annualized for periods less than one full year.

(9)	Ratios of gross expenses to average net assets, excluding interest expense is 8.44%.

The accompanying notes are an integral part of these financial statements.

Grant Park Absolute Return Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class I
	Year Ended	Year Ended	Year Ended		Period Ended
	September 30,	September 30,	September 30,		September 30,
	2018	2017	2016		2015 (1)

Net asset value, beginning of period	$11.14	$10.39	$9.61		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.01)	0.02	(0.08)		(0.06)
Net realized and unrealized gain (loss)	(1.07)	1.09	0.86		(0.33)
Total from investment operations	(1.08)	1.11	0.78		(0.39)
Less distributions from:
Net investment income	(0.01)	—	—		—
Net realized gains	(0.73)	(0.36)	—		—
Total distributions	(0.74)	(0.36)	—		—
Paid-in-capital from redemption fees	0.01	0.00 (3)	—		—
Net asset value, end of period	$9.33	$11.14	$10.39		$9.61
Total return (4)	(10.74)%	11.03%	8.12%		(3.90	)% (5)
Net assets, at end of period (000s)	$11,296	$21,196	$2,075		$1,918
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6)	2.87%	4.91%	7.62	% (8)	9.34	% (7)
Ratio of net expenses to average net assets, including interest expense	1.64%	1.64%	1.66%		1.59	% (7)
Ratio of net investment loss to average net assets	(0.12)%	0.15%	(0.81)%		(1.55	)% (7)
Portfolio Turnover Rate	72%	0%	0%		173	% (5)

(1)	The Grant Park Absolute Return Fund commenced operations April 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross and net expenses to average net assets, excluding interest expense is 7.60%.

The accompanying notes are an integral part of these financial statements.

Grant Park Absolute Return Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class N
	Year Ended	Year Ended	Year Ended		Period Ended
	September 30,	September 30,	September 30,		September 30,
	2018	2017	2016		2015 (1)

Net asset value, beginning of period	$11.07	$10.36	$9.60		$10.00
Activity from investment operations:
Net investment loss (2)	(0.02)	(0.05)	(0.11)		(0.07)
Net realized and unrealized gain (loss)	(1.08)	1.12	0.87		(0.33)
Total from investment operations	(1.10)	1.07	0.76		(0.40)
Less distributions from:
Net realized gains	(0.73)	(0.36)	—		—
Total distributions	(0.73)	(0.36)	—		—
Paid-in-capital from redemption fees	0.01	—	—		—
Net asset value, end of period	$9.25	$11.07	$10.36		$9.60
Total return (3)	(10.99)%	10.66%	7.92%		(4.00	)% (4)
Net assets, at end of period (7)	$1,021	$1,146	$1,036		$960
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (5)	3.07%	8.63%	8.23	% (8)	10.36	% (6)
Ratio of net expenses to average net assets, including interest expense	1.89%	1.89%	1.91%		1.83	% (6)
Ratio of net investment loss to average net assets	(0.26)%	(0.46)%	(1.09)%		(1.83	)% (6)
Portfolio Turnover Rate	72%	0%	0%		173	% (4)

(1)	The Grant Park Absolute Return Fund commenced operations April 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(6)	Annualized for periods less than one full year.

(7)	Actual net assets, not truncated.

(8)	Ratios of gross expenses to average net assets, excluding interest expense is 8.21%.

The accompanying notes are an integral part of these financial statements.

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2018

1.	ORGANIZATION

The Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund (each a “Fund,” and together the “Funds”) are each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Fund	Investment Objective	Diversification
Grant Park Multi Alternative Strategies	seeks to provide positive absolute returns	diversified
Grant Park Absolute Return	seeks to provide positive absolute returns	diversified

Each Fund offers four classes of shares each: Class A, Class C, Class I, and Class N. Class C, I, and N shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the applicable and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08. Fund level income and expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative assets within the Fund. Class specific expenses are allocated to that share class.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the- counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end and closed-end investment companies are valued at net asset value.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor/sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of the security issuer on an as needed basis to assist in determining a security specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review the minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor/sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor/sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor/sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods. The three levels of the hierarchy are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2018 for the Funds’ investments measured at fair value:

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

The Grant Park Multi Alternative Strategies Fund

Assets *	Level 1	Level 2	Level 3	Total
Closed-End Fund	$1,242,640	$—	$—	$1,242,640
Exchange Traded Funds	40,320,914	—	—	40,320,914
Bonds & Notes	—	133,552,842	—	133,552,842
U.S. Treasury Obligations	—	9,979,048	—	9,979,048
Short-Term Investment	41,465,453	—	—	41,465,453
Long Futures Contracts	3,584,538	—	—	3,584,538
Short Futures Contracts	2,985,696	—	—	2,985,696
Total	$89,599,241	$143,531,890	$—	$233,131,131

The Grant Park Absolute Return Fund

Assets *	Level 1	Level 2	Level 3	Total
Short-Term Investment	$11,402,685	$—	$—	$11,402,685
Short Futures Contracts	17,898			17,898
Total	$11,420,583	$—	$—	$11,420,583

Liabilities *	Level 1	Level 2	Level 3	Total
Long Futures Contracts	$16,949	$—	$—	$16,949
Total	$16,949	$—	$—	$16,949

The Funds did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 & Level 2 during the year. It is each Fund’s policy to recognize transfers into and out of any Level 1 & Level 2 at the end of each reporting period.

*	Refer to the Consolidated Portfolios of Investments for security classifications.

Offsetting of Financial Assets and Derivative Assets

Each Fund’s policy is to recognize a net asset or liability equal to the unrealized appreciation (depreciation) for swap contracts and futures contracts. The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of September 30, 2018:

Grant Park Multi Alternative Strategies Fund

Assets:

		Gross Amounts of Liabilities	Net Amounts of Assets Presented in
	Gross Amounts of	Offset in the Consolidated	the Consolidated Statement of
Description	Recognized Assets	Statement of Assets & Liabilities	Assets & Liabilities (1)
Futures Contracts	$10,332,157	$(3,761,923)	$6,570,234
Total	$10,332,157	$(3,761,923)	$6,570,234

(1)	The amount is limited to the derivative balance and accordingly, does not include excess collateral pledged. Total collateral held for the futures contract as of September 30, 2018 was $17,913,142.

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

Grant Park Absolute Return Fund

Assets:

		Gross Amounts of Liabilities	Net Amounts of Assets
	Gross Amounts of	Offset in the Statement of	Presented in the Statement
Description	Recognized Assets	Assets & Liabilities	of Assets & Liabilities (1)
Futures Contracts	$24,909	$(23,960)	$949
Total	$24,909	$(23,960)	$949

(1)	The amount is limited to the derivative balance and accordingly, does not include excess collateral pledged. Total collateral held for the futures contract as of September 30, 2018 was $733,094.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities

The following is a summary of the location of derivative investments on the Grant Park Multi Alternative Strategies Fund’s Consolidated Statement of Assets and Liabilities for the year ended September 30, 2018:

Derivative Investment Type	Asset/Liability Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net unrealized appreciation from open futures contracts

The following table sets forth the fair value of the Grant Park Multi Alternative Strategies Fund’s derivative contracts by primary risk exposure for the year ended September 30, 2018:

Derivative Investment Value
	Equity	Currency	Commodity	Interest Rate	Total forth year ended
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2018
Futures	$4,619,069	$(171,008)	$673,995	$1,448,178	$6,570,234

The following is a summary of the location of derivative investments on the Grant Park Absolute Return Fund’s Statement of Assets and Liabilities as of September 30, 2018:

Derivative Investment Type	Asset/Liability Derivatives
Equity Contracts	Net unrealized appreciation from open futures contracts

The following table sets forth the fair value of the Grant Park Absolute Fund’s derivative contracts by primary risk exposure for the year September 30, 2018:

Derivative Investment Value
	Equity	Currency	Commodity	Interest Rate	Total for the year ended
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2018
Futures	$949	$—	$—	$—	$949

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

Impact of Derivatives on the Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Grant Park Multi Alternative Strategies Fund’s Consolidated Statement of Operations for the year ended September 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain (loss) from futures contracts Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Grant Park Multi Alternative Strategies Fund’s net realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statements of Operations categorized by primary risk exposure for the year ended September 30, 2018:

Net realized gain (loss) on derivatives recognized in the Consolidated Statement of Operations
	Equity	Currency	Commodity	Interest Rate	Total for the year ended
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2018
Futures	$16,956,292	$(3,776,135)	$(2,670,537)	$(4,819,590)	$5,690,030

Net change in net unrealized gain on derivatives recognized in the Consolidated Statement of Operations
	Equity	Currency	Commodity	Interest Rate	Total for the year ended
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2018
Futures	$1,882,859	$1,400,349	$452,142	$2,332,864	$6,068,214

The following is a summary of the location of derivative investments on the Grant Park Absolute Return Fund’s Statement of Operations for the year ended 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain (loss) from futures contracts Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Grant Park Absolute Return Fund’s net realized gain (loss) and change in unrealized appreciation on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2018:

Net realized loss on derivatives recognized in the Statement of Operations
	Equity	Currency	Commodity	Interest Rate	Total for the year ended
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2018
Futures	$(3,840,733)	$—	$—	$—	$(3,840,733)

Net change in net unrealized loss on derivatives recognized in the Statement of Operations
	Equity	Currency	Commodity	Interest Rate	Total for the year ended
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2018
Futures	$(79,144)	$—	$—	$—	$(79,144)

Consolidation of Subsidiaries – The consolidated financial statements of the Grant Park Multi Alternative Strategies Fund include GPMAS Fund Limited (“GPM AS”), a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. GPMAS commenced operations on December 31, 2013.

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

A summary of the Grant Park Multi Alternative Strategies Fund’s investments in GPMAS is as follows:

GPMAS Fund Limited (GPMAS)
September 30, 2018
Fair Value of GPMAS	$6,229,247
Other Assets	$—
Total Net Assets	$6,229,247

Percentage of the Fund’s Total Net Assets	2.5%

For tax purposes, GPMAS is an exempted Cayman investment company. GPMAS received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, GPMAS is a controlled foreign corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned controlled foreign corporation, GPMAS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Grant Park Multi Alternative Strategies Fund’s investment company taxable income.

Management Risk – The Adviser’s judgements regarding the attractiveness of investing in certain securities and derivatives may prove incorrect and may result in significant losses to the Fund.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Funds. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which a Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Funds are exposed to market risk on derivative contracts in that the Funds may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Funds’ financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Funds’ investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Funds by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of a Fund’s cash is held at the broker. The Funds could be unable to recover assets held at the prime broker, including assets directly traceable to the Funds, in the event of the broker’s bankruptcy. The Funds do not anticipate any material losses as a result of this concentration.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts – Each Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts as presented in deposit at broker for futures contracts in the Consolidated Statements of Assets and Liabilities are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures,

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

guarantees the futures against default.

The derivative instruments outstanding as of September 30, 2018 as disclosed in the Consolidated Portfolio of Investments and the amounts of net realized gain and losses and changes in unrealized appreciation and depreciation on derivative instruments during the period as disclosed in the Consolidated Statements of Operations serve as indicators of the volume of derivative activity for the Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The difference between the cost and fair value of open investments is reflected as unrealized appreciation (depreciation) on investments and any change in that amount from the prior period is reflected in the accompanying Consolidated Statement of Operations.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually for the Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken by the Funds on returns filed for open tax years 2015-2017 or expected to be taken in the Funds’ September 30, 2018 year-end tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Operations. During the period, the Funds did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale and/or maturity of securities, other than in-kind transactions, short-term securities and U.S. Government securities, for the year ended September 30, 2018 amounted to:

Fund	Purchases	Sales
Grant Park Multi Alternative Strategies Fund	$12,038,326	$221,574,022
Grant Park Absolute Return Fund	10,401,692	29,376,024

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

4.	AGGREGATE TAX UNREALIZED APPRECIATION AND DEPRECIATION

At September 30, 2018 the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreication	Depreciation	(Depreciation)
Grant Park Multi Alternative Strategies Fund	$221,175,926	$14,980,488	$(4,451,862)	$10,528,626
Grant Park Absolute Return Fund	11,402,685	—	—	—

5.	INVESTMENTS IN AFFILIATED COMPANY

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Grant Park Fixed Income Fund was a mutual fund which was considered an affiliate because it was under the same investment advisor. The Grant Park Fixed Income Fund liquidated on June 28, 2018. As a result of the liquidation of Grant Park Fixed Income, Grant Park Multi received investments valued at $176,663,681 as an in-kind redemption and also received cash proceeds of $2,165,530.

Transactions during the period with a company that is an affiliate are as follows:

Description	Value- Beginning of Period	Purchases	Sales Proceeds	In-Kind Transfer	Realized Gain/Loss	Change in Unrealized Appreciation/ Depreciation	Dividends Credited to Income	Value- End of Period
Grant Park Multi Alternative Strategies Fund	$169,886,230	$19,423,549	$8,000,000	$178,826,160	$(2,758,020)	$274,401	$2,614,715	$—
Grant Park Absolute Return Fund	19,255,371	10,401,693	29,376,024	—	(314,904)	33,864	260,891	—

	Shares-
	Beginning of				Shares- End of
Description	Period	Purchases	Sales Proceeds	In-Kind Transfer	Period
Grant Park Multi Alternative Strategies Fund	17,039,742	1,956,223	808,898	18,187,067	—
Grant Park Absolute Return Fund	1,931,331	1,048,324	2,979,655	—	—

On June 28, 2018 the Grant Park Multi Alternative Strategies Fund received an in-kind contribution as follows:

	In-Kind Transfer
	Shares	Cost	Gain/Loss
Grant Park Multi Alternative Strategies Fund	18,187,067	$178,826,160	$(2,638,634)

6.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Dearborn Capital Management, LLC, serves as the Funds’ investment advisor (the “Advisor”). EMC Capital Advisors, LLC serves as the sub-advisor for the Grant Park Multi Alternative Strategies Fund and is paid by the Advisor, not the Fund. Revolution Capital Management, LLC serves as the sub-advisor for the Grant Park Absolute Return Fund and is paid by the Advisor, not the Fund.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.18% and 1.50%, respectively, of the applicable Fund’s average daily net assets.

Pursuant to an operating expenses limitation agreement with the Trust, on behalf of the Fund, effective January 28, 2016 the Advisor has

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

agreed, at least until January 31, 2019, to waive a portion of its advisory fee and has agreed to reimburse the Grant Park Multi Alternative Strategies Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers, other than the Advisor)) do not exceed 1.83%, 2.58%, 1.58%, and 1.83% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, and Class N shares, respectively (the “Expense Limitation”). For the year ended September 30, 2018, the Advisor earned $3,306,641 in management fees for the Grant Park Multi Alternative Strategies Fund.

Pursuant to an operating expenses limitation agreement with the Trust, on behalf of the Fund, effective March 25, 2016 the Advisor has agreed, at least until January 31, 2019, to waive a portion of its advisory fee and has agreed to reimburse the Grant Park Absolute Return Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers, other than the Advisor)) do not exceed 1.89%, 2.64%, 1.64%, and 1.89% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, and Class N shares, respectively (the “Expense Limitation”). For the year ended September 30, 2018, the Advisor earned $365,141 in management fees and waived fees/reimbursed expenses in the amount of $298,983 for the Grant Park Absolute Return Fund.

With respect to each Fund, if the Advisor waives any applicable or reimburses any expense pursuant to the operating expenses limitation agreement, and the Fund’s operating expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed its Expense Limitation for each share class. If the Fund’s operating expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the operating expenses limitation agreement (or any similar agreement). The Board may terminate these expense reimbursement arrangements at any time. Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of September 30, 2018 will expire on:

Grant Park Absolute Return Fund

September 30, 2019	$115,714
September 30, 2020	233,987
September 30, 2021	298,983
$648,684

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C and Class N shares of each Fund (the “Plans”). The Plans provide that a monthly service fee is calculated at an annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets attributable to the Class A, Class C and Class N shares, of each Fund, respectively. Pursuant to the Plans, the Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Funds shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended September 30, 2018, the Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund incurred $278,031 and $7,371, respectively in fees, pursuant to the Plans.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s Class A, Class C, Class I and Class N shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter or other affiliated broker-dealers during the year ended September 30, 2018.

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

Fund	Underwriting Commisions	Amount Retained
Grant Park Multi Alternative Strategies Fund
Class A	$104,260	$12,922
Grant Park Absolute Return Fund
Class A	18,025	2,501

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

7.	REDEMPTION FEE PROCEEDS

The Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells its shares after holding them for less than 60 days. The redemption fee is paid directly to each Fund. For the year ended September 30, 2018 the redemption fees assessed for the Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund were $15,251 and $18,512, respectively.

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Grant Park Absolute Return Fund currently seeks to achieve its investment objectives by investing a portion of their assets in the Morgan Stanley Institutional Liquidity Funds- Government Portfolio (the “Portfolio”), ticker MVRXX, a registered open-end fund. The Fund may redeem its investment from the Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Funds will be directly affected by the performance of the Portfolio. The annual report of the Portfolio, along with the report of the independent registered public accounting firm is available at www.sec.gov. As of September 30, 2018, the percentage of the Grant Park Absolute Return Fund’s net assets invested in the Portfolio was 94.0%.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of September 30, 2018, the shareholders listed below held more than 25% of the Funds and may be deemed to control those Funds.

Shareholder	Fund	Percent
Charles Schwab & Co.	Grant Park Multi Alternative Strategies Fund	26.54%
GP Cash Management LLC *	Grant Park Absolute Return Fund	40.85%

*	GP Cash Management LLC is a wholly owned subsidiary of the Advisor.

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

10.	TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 was as follows:

For the year ended September 30, 2018:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Grant Park Multi Alternative Strategies Fund	$—	$4,814,034	$4,814,034
Grant Park Absolute Return Fund	835,984	1,184,182	2,020,166

For the year ended September 30, 2017:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Grant Park Multi Alternative Strategies Fund	$4,461,432	$—	$4,461,432
Grant Park Absolute Return Fund	16,220	56,020	72,240

As of September 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Differences	(Depreciation)	Earnings/(Deficit)
Grant Park Multi Alternative Strategies Fund	$—	$2,994,569	$(3,730,277)	$(9,411,237)	$10,432,801	$285,856
Grant Park Absolute Return Fund	17,242	—	(6,453,332)	—	6,170	(6,429,920)

The difference between book basis and tax basis accumulated net investment loss, accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on futures contracts, and adjustments for the Grant Park Multi Alternative Fund’s wholly owned subsidiary. Other book/tax differences include unrealized losses from in kind liquidation proceeds received from a substantially held affiliate.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Multi Strategy Fund incurred and elected to defer such late year losses as follows:

Late Year
Losses
Grant Park Multi Alternative Strategies Fund	$3,730,277
Grant Park Absolute Return Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Absolute Return Fund decided to defer such losses as follows:

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

Post October
Losses
Grant Park Multi Alternative Strategies Fund	$—
Grant Park Absolute Return Fund	6,453,332

The Grant Park Multi Alternative Strategies Fund utilized capital loss carryforwards of $238,296 during the fiscal year ended September 30, 2018. This capital loss carryforward amount was transferred to the Fund as part of an in-kind liquidation from an affiliate.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), net operating losses, the reclass of Fund distributions, and adjustments for in kind liquidation proceeds received from a substantially held affiliate resulted in reclassifications for the following Funds for the year ended September 30, 2018 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
Grant Park Multi Alternative Strategies Fund	$(3,590,154)	$7,622,455	$(4,032,301)
Grant Park Absolute Return Fund	—	66,924	(66,924)

11.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management has evaluated the impacts of these amendments and has determined that the updates are not material to the Fund’s consolidated financial statements. For this reason, the related changes have not been applied to these consolidated financial statements.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

The Board of Trustees, on November 21, 2018, approved the liquidation of The Grant Park Absolute Return Fund. The planned liquidation is expected on December 21, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Grant Park Multi Alternative Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Grant Park Multi Alternative Strategies Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2018, the related consolidated statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended and the period from December 31, 2013 (commencement of operations) through September 30, 2014 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from December 31, 2013 (commencement of operations) through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of September 30, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Dearborn Capital Management, LLC advised investment companies since 2003.

Denver, Colorado

November 29, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Grant Park Absolute Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Grant Park Absolute Return Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended and for the period from April 30, 2015 (commencement of operations) through September 30, 2015 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 30, 2015 (commencement of operations) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of September 30, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Dearborn Capital Management, LLC advised investment companies since 2003.

Denver, Colorado

November 29, 2018

Grant Park Funds
EXPENSE EXAMPLES (Unaudited)
September 30, 2018

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and deferred sales charges on certain sales of class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The “Actual Expenses” columns in the tables below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the tables below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
						Consolidated
				Expenses	Ending	Expenses
	Fund’s	Beginning	Ending	Paid During	Account	Paid During
	Annualized	Account Value	Account Value	Period *	Value	Period *
	Expense Ratio	4/1/18	9/30/18	4/1/18– 9/30/18	9/30/18	4/1/18– 9/30/18
Grant Park Multi Alternative Strategies Fund:
Class A	1.80%	$1,000.00	$970.60	$ 8.89	$1,016.04	$ 9.10
Class C	2.55%	$1,000.00	$967.20	$ 12.58	$1,012.29	$ 12.86
Class I	1.55%	$1,000.00	$971.70	$ 7.66	$1,017.30	$ 7.84
Class N	1.80%	$1,000.00	$970.60	$ 8.89	$1,016.04	$ 9.10

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

					Hypothetical
			Actual		(5% return before expenses)
						Consolidated
				Expenses	Ending	Expenses
	Fund’s	Beginning	Ending	Paid During	Account	Paid During
	Annualized	Account Value	Account Value	Period *	Value	Period *
	Expense Ratio	4/1/18	9/30/18	4/1/18– 9/30/18	9/30/18	4/1/18– 9/30/18
Grant Park Absolute Return Fund:
Class A	1.89%	$1,000.00	$954.60	$ 9.26	$1,015.59	$ 9.55
Class C	2.64%	$1,000.00	$951.40	$ 12.91	$1,011.83	$ 13.31
Class I	1.64%	$1,000.00	$955.90	$ 8.04	$1,016.85	$ 8.29
Class N	1.89%	$1,000.00	$954.60	$ 9.26	$1,015.59	$ 9.55

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Grant Park Funds
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

			Number of
			Portfolios in
			Fund
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	2

Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)

Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

9/30/18 – NLFT_v1

Grant Park Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2018, the Trust was comprised of 80 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised the Fund’s adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-501-4758.

9/30/18 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-501-4758 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file the complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-501-4758.

INVESTMENT ADVISOR
Dearborn Capital Management, LLC
555 W. Jackson Boulevard, Suite 600
Chicago, IL 60661

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $37,000

2017 - $49,000

2016 - $70,000

2015 - $78,000

2014 - $55,000

(b)	Audit-Related Fees

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

(c)	Tax Fees

2018 - $14,500

2017 - $25,500

2016 - $23,500

2015 - $25,000

2014 - $15,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 – None

2017 – None

2016 – None

2015 – None

2014 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2014	2015	2016	2017	2017
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - None

2017 - None

2016 - None

2015 - None

2014 - $15,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/6/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/6/2018

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 12/6/2018